Exhibit 23





            CONSENT OF REGISTERED INDEPENDENT PUBLC ACCOUNTING FIRM
            -------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-97079) of HomeFed Corporation of our report dated March 1, 2005 relating to the financial statements, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Irvine, CA
March 1, 2005